Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary proxy statement
[   ]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-
11(c) or Rule 14a-12

Greenwich Street Series Fund
(Name of Registrant as Specified in its Charter)

Michael Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to
which the transaction applies:

(2)      Aggregate number of securities to which
transactions applies:


(3)      Per unit price or other underlying
value of transaction computed pursuant to Exchange Act Rule 0-11:1


(4)       Proposed maximum aggregate value of
transaction:



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                 SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND
                               125 Broad Street
                           New York, New York 10004

                               -----------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               -----------------

   Please take notice that a Special Meeting of Shareholders ("Special Meeting") of Greenwich Street Series Fund (the "Trust"), on behalf of its Salomon Brothers Variable All Cap Value Fund (the "Fund"), will be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on April 5, 2002, at 10:00 a.m., local time, for the following purpose:

      (1) To approve the repeal of an investment policy and modification of related policies of the Fund currently requiring the Fund to concentrate its investments in securities issued by companies in the utility industry.

   The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

   Shares of the Fund ("Shares") may be purchased only by insurance company separate accounts to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Each insurance company that, through its separate accounts, owns shares of the Fund hereby solicits the owners of the variable contracts with interests in those separate accounts ("Contract Owners") for instructions as to how to vote at the Special Meeting and agrees to vote at the Special Meeting and at any adjournment thereof the Shares held by those separate accounts in accordance with those instructions. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the "proxy") by which the Contract Owner instructs the voting of the Fund shares attributable to his or her variable contract.

   Shareholders of record on February 15, 2002 are entitled to vote at the Special Meeting and any adjournment thereof. Contract Owners of record on February 15, 2002 have the right to instruct their insurance company how to vote the Shares that are attributable to their variable contracts.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal with respect to which the meeting is to be adjourned and will vote against any such adjournment those proxies to be voted against such proposal.

                              By order of Board of Trustees,

                              CHRISTINA T. SYDOR
                              Secretary

February   , 2002

                               -----------------

CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE FUND AND SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. ANY SUCH CONTRACT OWNERS OR SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET) WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                                            Valid
   Registration                                           Signature
   ------------                                           ---------
   Corporate Accounts
      (1) ABC Corp.............................. ABC Corp.
      (2) ABC Corp.............................. John Doe, Treasurer
      (3) ABC Corp. c/o John Doe, Treasurer..... John Doe
      (4) ABC Corp. Profit Sharing Plan......... John Doe, Trustee
   Trust Accounts
      (1) ABC Trust............................. Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d 12/28/78... Jane B. Doe
   Custodial or Estate Accounts
      (1) John B. Smith, Cust. f/b/o John B.
        Smith, Jr. UGMA......................... John B. Smith
      (2) Estate of John B. Smith............... John B. Smith Jr., Executor

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                 SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 5, 2002

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Greenwich Street Series Fund (the "Trust"), on behalf of its Salomon Brothers Variable All Cap Value Fund (the "Fund"), for use at the Special Meeting of Shareholders of the Fund, to be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on April 5, 2002 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

   This Proxy Statement, the Notice of Special Meeting and proxy card are first being mailed to shareholders on or about February 25, 2002 or as soon as practicable thereafter. The enclosed proxy card will serve as the voting instruction form (the "proxy") by which the owners of the contracts issued by the insurance companies with interests in those Accounts ("Contract Owners") instructs the voting of the Fund shares attributable to his or her variable contract. Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the address indicated above or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

   The Board, on behalf of the Fund, is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting, at which the shareholders will be asked to consider and approve one Proposal. Shares of the Fund ("Shares") may be purchased only by insurance company separate accounts to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("Accounts"). All of the outstanding Shares are sold exclusively to, and held of record by, the insurance companies through various separate Accounts, for the benefit of the Contract Owners.

   An insurance company will vote the Shares at the Special Meeting in accordance with the voting instructions received from the Contract Owners that have interests in that separate account. Each insurance company will, except as prohibited by law, vote shares attributable to variable annuity contracts for which no voting instructions are received in proportion (for, against or abstain) to those for which voting instructions are received by that insurance company.

   It is expected that the solicitation of proxies will primarily be by mail. Officers and service contractors of the Trust may also solicit proxies and voting instructions by telephone or otherwise. Alamo Direct has been retained
to assist in the solicitation of proxies, at a cost of approximately $      .
The costs of soliciting proxies for the Special Meeting, including the costs of preparing, printing and mailing the accompanying Notice of Special Meeting and this Proxy Statement and the costs of the Special Meeting will be borne by Smith Barney Fund Management LLC ("SBFM"). SBFM will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation materials to the Contract Owners. Contract Owners may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy card(s) in the enclosed postage-paid envelope, (2) by touch tone voting over the telephone or
(3) by voting via the Internet.

   If the Trust records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time, before they are voted.

   The holders of a majority of the outstanding Shares entitled to vote, present in person or by proxy shall constitute a quorum for the transaction of business at the Special Meeting.

   There is one proposal in this Proxy Statement (the "Proposal"), and the Fund does not anticipate that any other proposals will be presented. However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.

   If the necessary quorum to transact business or the vote required approving the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal with respect to which the meeting is to be adjourned and will vote against any such adjournment those proxies voted against such Proposal.

   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted. Therefore, abstentions are votes that are present at the meeting and will have the effect of a "no" vote, i.e., a vote against the Proposal.

   The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting in person or by proxy if more than 50% of the outstanding Shares are present in person or by proxy or (2) more than 50% of the outstanding Shares.

   All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies, if properly executed, received prior to the Special Meeting on which no vote is indicated will be voted "for" the Proposal.

   Contract Owners have the right to instruct their insurance company how to vote Shares attributable to the value of their contract, through the Accounts, on the Proposal or any other proposals presented at the Special Meeting. Accordingly, in order to vote, you should complete the enclosed proxy card as a Contract Owner. All proxies which are properly executed and received prior to the Special Meeting, and which are not revoked, will be voted as described above. If the enclosed proxy is executed and returned, it may nevertheless be revoked at any time prior to the Special Meeting by filing with your insurance company a special notice of revocation by delivering a duly executed proxy bearing a later date to your insurance company or by attending the Special Meeting and voting in person. Contract Owners permitted to give instructions, and the number of Shares for which such instructions may be given to be voted at the Special Meeting, will be determined as of the Record Date. Each Share is entitled to one vote, and any fractional Share is entitled to a fractional vote. Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date (as defined below) by a fraction, the numerator of which is the number of units held for such Contract Owner in the Fund and the denominator of which is the total number of units of the Fund outstanding on the Record Date. Units reflect the Contract Owner's participation in the Accounts, while Shares reflect an insurance company's ownership interest in the Fund. The value of units is based on the net asset value of the underlying Fund adjusted for separate account fees. If proper instructions are not timely received from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by their insurance company in the same proportion as those Shares for which proper instructions were received from other Contract Owners. In addition, an insurance company will vote the Shares for which they have voting rights in the same proportion as those Shares for which they have received proper instructions.

   Holders of record of the Shares of the Fund at the close of business on February 15, 2002 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per Share on all business of the
Special Meeting. As of the Record Date, there were                outstanding
Shares of the Fund.

   Listed below are the name, address and Share ownership of each person known to the Fund to own 5% or more of the Shares of the Fund as of the Record Date. The type of ownership of each person listed below is record ownership.

                                                Percentage
                     Name and Address           Ownership
                     ----------------           ----------
                     [IDS Life Variable Account  [100.00%]
                     For Salomon Smith Barney

                     829 AXP Financial Center
                     Minneapolis, MN 55474]
                     Owned            shares

   Because all Shares of the Fund are owned of record by Accounts as of the Record Date, the officers and Trustees of the Trust as a group owned none of the Fund's outstanding Shares.

   The Fund provides periodic reports to all of its shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semiannual report, without charge, by calling the Fund at (800) 451-2010 or by writing to the Fund, c/o Greenwich Street Series Fund, 125 Broad Street, New York, New York, 10004.

                                 PROPOSAL ONE:
REPEAL OF AN INVESTMENT POLICY AND MODIFICATION OF RELATED POLICIES OF THE FUND

   The Board is submitting for approval by shareholders of the Fund a proposal to repeal an investment policy requiring that the Fund concentrate at least 25% of its assets in the utility industry.

   Management has recommended to the Trustees, and the Trustees are recommending to shareholders, that this investment policy of the Fund be repealed and that certain related policies be eliminated or revised.

Background

   On December 17, 2001, the shareholders approved the following changes in the
Fund: (1) changing the Fund's name from "Equity Income Portfolio" to "Salomon Brothers Variable All Cap Value Fund"; (2) changing the Fund's investment objective from "current income, with a secondary objective of long term capital appreciation" to "long term capital growth, with current income as a secondary consideration," and (3) approving a new advisory agreement with Salomon Brothers Asset Management Inc. (the "Adviser" or "Management").

Proposal

   The Fund currently has a fundamental investment policy requiring that the Fund concentrate at least 25% of its assets in the utility industry. In addition, the Fund currently has a fundamental and non-fundamental investment restriction referencing the utility industry concentration policy. The Fund has focused on the utility sector that is viewed as a defensive, income-oriented group and is more sensitive to the changes in the level of interest rates than to the broad-based stock market. The Fund's broad diversification across all aspects of the utility sector negatively impacted the relative performance of the Fund. Under the current investment objective, Management believes that the concentration policy is no longer appropriate.

   After reviewing the Fund's structure, requirements and restrictions in light of the recent changes in name and objective described above, Management proposed that the Fund's investment policy requiring concentration in the utility industry be repealed. Management believes that the elimination of this policy and any related references to that policy will provide the Adviser more investment flexibility to achieve the Fund's investment objective.

   Management believes that the proposed changes are in the best interest of the Fund and its shareholders. If shareholders of the Fund do not approve the proposal, the investment policy in question will remain unchanged for the Fund.

Required Vote

   As noted above, approval of the Proposal requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act.

   THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL.

Certain Tax Implications

   In connection with the implementation of the proposal, the Adviser may sell certain portfolio securities held by the Fund. Some of these securities may have appreciated in value and therefore a sale may generate capital gains, which would be distributed to the Accounts. While such distributions would be taxable to the insurance companies, the Contract Owners will not be taxed on the distributions.

Other Information

   Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the Fund's principal underwriter pursuant to a written agreement dated June 5, 2000. Smith Barney Fund Management LLC, located at 333 West 34/th Street, New York, New York 10001, serves as the Fund's Administrator pursuant to a written agreement dated April 20, 1994. /

                            ADDITIONAL INFORMATION

Proposals of Shareholders

   The Fund does not hold regular shareholder meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders' Request for Special Meeting

   Shareholders holding at least 10% of the Trust's outstanding voting securities may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Trust of the reasonably estimated cost of preparing and mailing a notice of the meeting.

Other Matters To Come Before the Special Meeting

   The Fund does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE FUND AND SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET.)

                              By order of the Board of Trustees,

                              CHRISTINA T. SYDOR
                              Secretary

                               FORM OF PROXY CARD

                          GREENWICH STREET SERIES FUND
                                on behalf of its
                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

     Special Meeting of Shareholders to be held on April 5, 2002 at 10 a.m.

The undersigned holder of one or more variable annuity contracts or of shares of the Salomon Brothers Variable All Cap Value Fund (the "Fund") referenced above hereby appoints Heath B. McLendon, Lewis E. Daidone, Christina T. Sydor and Michael Kocur, attorneys, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on April 5, 2002 at 10 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Fund shares attributable to his or her Contract.

VOTE VIA THE FACSIMILE:
VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
VOTE VIA THE TELEPHONE:
CONTROL NUMBER:

Date: _______________________________ 2002
PLEASE SIGN IN BOX BELOW


Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator trustee, guardian or corporate officer, please give your full title:

--------------------------------------
Signature(s) Title(s), if applicable

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GREENWICH STREET SERIES FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

(1) To approve the repeal of an investment policy and modification of related policies of the Fund currently requiring the Fund to concentrate its investments in securities issued by companies in the utility industry.



     For     Against     Abstain



NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

                                       2